SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                                   1933 Act File No. 33-87298
                                                   811 Act File No.  811-8902

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]
         Pre-Effective Amendment                                   [ ]
         Post-Effective Amendment No. 11                           [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
         Amendment No. 12                                          [X]

                           1838 Investment Advisors Funds
               (Exact name of registrant as specified in charter)

                           2701 Renaissance Boulevard
                                  Fourth Floor
                       King of Prussia, Pennsylvania 19406
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code (484) 322-4300

                                   Copies to:

Anna M. Bencrowsky
1838 Investment Advisors Funds                    Joseph V. Del Raso, Esq.
2701 Renaissance Boulevard                        Pepper Hamilton LLP
Fourth Floor                                      3000 Two Logan Square
King of Prussia, Pennsylvania 19406               Eighteen and Arch Streets
                                                  Philadelphia, PA 19103
(Name and Address of Agent For Service)


It is proposed that this filing will become effective (check appropriate box) |x| immediately upon filing pursuant to paragraph (b)
| |  on (date)  pursuant to paragraph (b)
| |  60 days after filing pursuant to paragraph (a)(1)
| |  on [date] pursuant to paragraph (a)(1)
| |  75 days after filing pursuant to paragraph (a)(2)
| |  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         1838 INVESTMENT ADVISORS FUNDS


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 28, 2003


                           2701 Renaissance Boulevard
                                  Fourth Floor
                            King of Prussia, PA 19406
                                 (877) 367-1838

      1838 INTERNATIONAL EQUITY FUND. THE INVESTMENT OBJECTIVE OF THE 1838 INTERNATIONAL EQUITY FUND (THE "INTERNATIONAL EQUITY FUND") IS CAPITAL APPRECIATION, WITH A SECONDARY OBJECTIVE OF INCOME. THE INTERNATIONAL EQUITY FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF ISSUERS LOCATED IN COUNTRIES OTHER THAN THE UNITED STATES.

      1838 FIXED INCOME FUND. THE INVESTMENT OBJECTIVE OF THE 1838 FIXED INCOME FUND (THE "FIXED INCOME FUND") IS MAXIMUM CURRENT INCOME, WITH A SECONDARY OBJECTIVE OF GROWTH. THE FIXED INCOME FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS TOTAL ASSETS IN A DIVERSIFIED PORTFOLIO OF FIXED INCOME SECURITIES.

      1838 LARGE CAP EQUITY FUND. THE INVESTMENT OBJECTIVE OF THE 1838 LARGE CAP EQUITY FUND (THE "LARGE CAP EQUITY FUND") IS LONG-TERM TOTAL RETURN. THE LARGE CAP EQUITY FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING AT LEAST 90% OF ITS TOTAL ASSETS IN THE COMMON STOCK OF U.S. COMPANIES WITH MARKET CAPITALIZATIONS GREATER THAN $5 BILLION.

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                            PAGE

FUND SUMMARIES                                                                 3

EXPENSES OF THE FUNDS                                                          8

FINANCIAL HIGHLIGHTS                                                           9

INVESTMENT OBJECTIVES, POLICIES AND RISKS                                     12

MANAGEMENT OF THE FUNDS                                                       15

CALCULATION OF NET ASSET VALUE                                                16

HOW TO PURCHASE SHARES                                                        16

EXCHANGE OF SHARES                                                            18

HOW TO REDEEM SHARES                                                          18

DIVIDENDS, DISTRIBUTIONS AND TAXES                                            20

FUND SUMMARIES

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

      INTERNATIONAL EQUITY FUND. The investment objective of the Fund is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States. Investments may be shifted among the various equity markets of the world outside of the U.S., depending upon management's opinion of prevailing trends and developments. A substantial portion of the International Equity Fund's assets generally is invested in the developed countries of Europe and the Far East. A portion of the International Equity Fund's assets also may be invested in developing countries.

      The Fund's investment adviser looks for the following characteristics when deciding which foreign company's securities it will buy and hold:

            o     industry leaders

            o     strong balance sheets

            o     stocks widely followed

            o     large market capitalization

            o attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio)

      Generally, the adviser sells Fund portfolio securities when

            o     company fundamentals deteriorate.

            o     stock valuation deteriorates due to a rise in the PEG ratio.

            o Fund's portfolio should be rebalanced to include high potential countries and/or industries.

      FIXED INCOME FUND. The investment objective of the Fund is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in a diversified portfolio of all types of fixed income securities. The Fund normally will invest in investment grade debt securities and unrated securities determined to be of comparable quality by the Fund's adviser. Investment grade debt securities are securities rated Baa or better by Moody's or BBB or better by S&P. The adviser also looks for securities that offer strong risk adjusted return; that is, a yield premium that may compensate the portfolio for the credit risk inherent in the security. The Fund has no restriction on maturity; however, it generally maintains a dollar-weighted average maturity of 7 to 12 years.

      The Fund buys securities perceived by the investment adviser

            o     to be undervalued.

            o to present an opportunity for yield enhancement and capital appreciation or stability.

      The Fund may sell securities

            o     in anticipation of market decline.

            o     when the securities are down-graded to below investment grade.

      LARGE CAP EQUITY FUND. The investment objective of the Fund is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalization greater than $5 billion. The Fund invests in large capitalization companies using a relative value approach. This approach entails finding companies whose current stock prices are believed not to reflect adequately their underlying value, measured by the companies' price-to-earnings ratios as compared to the S&P 500 over a long period of time.

      Stocks are selected for the Fund's portfolio when the adviser believes

            o     a stock is undervalued.

            o     a potential catalyst exists to cause the stock price to rise.

      Fund portfolio securities will be sold when

            o     they reach predicted price-to-earnings ratios.

            o     company fundamentals deteriorate.

            o a combination of underperformance, downward earnings and/or negative earnings occurs.

PRINCIPAL RISKS

      INTERNATIONAL EQUITY FUND: Investments in foreign securities involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Also, investment risks are heightened for developing countries. The economies of developing countries generally are dependent upon international trade and may be adversely affected by trade barriers or other protectionist measures imposed by the countries with which developing countries trade.

      FIXED INCOME FUND: Fixed income securities generally are affected by changes in interest rates that may result in an increase or decrease in the value of the obligations held by the Fixed Income Fund. The value of the securities held by the Fund generally can be expected to vary inversely with the changes in interest rates; as the rates decline, market value tends to increase and vice versa. Also, the Fund may invest in securities rated Baa or BBB which are considered to be more speculative with respect to payment of interest and principal.

      LARGE CAP EQUITY FUND: This Fund invests in U.S. common stocks, and the portfolio stock prices will fluctuate up and down; which means that you could lose money. Further, different types of stocks will shift in and out of favor depending upon market and economic conditions, and the Fund may underperform other types of funds if any or all of their portfolio stocks fall out of favor with the stock market.

      ALL FUNDS: An investment in any Fund presents the risk of loss of part or all of your money.

PERFORMANCE OF THE FUNDS

      The bar charts and tables below provide an indication of the risks of investing in a Fund by showing changes in each Fund's performance from year to year, and by showing how each Fund's performance over time compares to that of a relevant broad-based securities market index. The past performance of a Fund (before and after taxes) is not necessarily a prediction of how the Fund will perform in the future.

            INTERNATIONAL EQUITY FUND
           CALENDAR YEAR TOTAL RETURNS

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

             1996    1997    1998    1999    2000    2001     2002
            8.04%   9.99%   17.52%  41.35%  -14.24% -19.20%  -17.58%


--------------------------------------------------------------------------------
During the periods shown in the bar chart, the highest return for a quarter was 23.40% (quarter ended December 31, 1999) and the lowest return for a quarter was -20.31% (quarter ended Sept. 30, 2002)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INTERNATIONAL EQUITY FUND
                            AVERAGE ANNUAL TOTAL RETURNS
                                   AS OF 12/31/02
                                                               SINCE INCEPTION
                                1 YEAR             5 YEAR          (8/3/95)
                                ------             ------          --------
   Return Before Taxes          -17.58%            -1.05%           1.89%

   Returns After Taxes          -17.58%            -2.09%           0.06%
   on Distributions*

   Returns After Taxes          -10.62%            -0.72%           0.11%
   on Distributions and
   Sale of Fund Shares*

   EAFE** (reflects no          -15.94%            -2.89%          -0.67%
   deduction for fees,
   expenses or taxes)
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ form those shown. After-tax returns presented here are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The 1 year and 5 year returns after taxes on distributions and sale of Fund shares are higher than the returns before taxes due to the tax benefit of net short-term and long-term capital losses incurred on the sale of Fund shares.

** The Morgan Stanley Capital International EAFE Index is an unmanaged index representing the stocks of companies in Europe, Australia and the Far East. The EAFE does not have any associated expenses and the returns assume reinvestment of all dividends.

                                FIXED INCOME FUND
                           CALENDAR YEAR TOTAL RETURNS

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                         1998    1999    2000    2001    2002
                        7.03%   -0.75%  10.49%  9.11%   7.92%

--------------------------------------------------------------------------------
During the periods shown in the bar chart, the highest return for a quarter was 4.28% (quarter ended September 30, 2001) and the lowest return for a quarter was -1.42% (quarter ended June 30, 1999)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                FIXED INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12/31/02
                                                              SINCE INCEPTION
                                       1 YEAR      5 YEAR         (9/2/97)
                                       ------      ------         --------
Return Before Taxes                     7.92%      6.68%           6.85%
Returns After Taxes on
Distributions*                          5.49%      4.12%           4.32%
Returns After Taxes on
Distributions and Sale of Fund
Shares*                                 4.83%      4.07%           4.23%
Lehman Aggregate** (reflects no
deduction for fees, expenses or
taxes)                                 10.27%      7.55%           7.94%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ form those shown. After-tax returns presented here are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

** The Lehman Aggregate Bond Index is an unmanaged index which consists of bond issues spread over the investment grade bond universe. The Index does not have any associated expenses and the returns assume reinvestment of all interest income.

                              LARGE CAP EQUITY FUND
                           CALENDAR YEAR TOTAL RETURNS


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                2000      2001     2002
                               -11.19%  -18.22%   -29.35%

--------------------------------------------------------------------------------
During the periods shown in the bar chart, the highest return for a quarter was 10.57% (quarter ended December 31, 2001) and the lowest return for a quarter was-17.43% (quarter ended June 30, 2002)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              LARGE CAP EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12/31/02
                                                           SINCE INCEPTION
                                       1 YEAR                 (9/29/99)
                                       ------                 ---------
Return Before Taxes                    -29.35%                 -14.92%
Returns After Taxes on
Distributions*                         -29.48%                 -15.05%
Returns After Taxes on
Distributions and Sale of
Fund Shares*                           -17.73%                 -11.51%
S&P 500**(reflects no
deduction for fees,
expenses or taxes)                     -22.09%                  -9.39%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ form those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The 1 year and since inception returns after taxes on distributions and sale of Fund shares are higher than the returns before taxes due to the tax benefit of net short-term and long-term capital losses incurred on the sale of Fund shares.

** The S&P 500 Index is an unmanaged stock market without any associated expenses and the returns assume reinvestment of all dividends.

EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.



                                                 INTERNATIONAL              FIXED INCOME             LARGE CAP
                                                  EQUITY FUND                   FUND                EQUITY FUND
                                                  -----------                   ----                -----------
SHAREHOLDER FEES   (1)
(paid directly from your investment)                  None                      None                  None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

Management Fees (2)                                  0.75%                     0.50%                 0.65%
Other Expenses                                       0.35%                     0.24%                 0.53%
                                                     -----                     -----                 -----

     Total Annual Fund Operating Expenses            1.10%                     0.74%                 1.18%


(1) You may be charged a fee if you buy or sell shares in a Fund through a broker or agent. If such a fee is charged, it will be charged directly by the broker or agent, and not by the Fund.

(2) The Funds' investment adviser voluntarily has agreed to waive its fees and/or reimburse the Funds so that each Fund's total operating expenses do not exceed the following percentage of average daily net assets of the
      Fund: International Equity Fund: 1.25%; Fixed Income Fund: 0.60%; and Large Cap Equity Fund: 0.75%. The investment adviser's voluntary fee waivers and reimbursement of Fund expenses will remain in effect until further notice, but may be rescinded at any time.

EXAMPLE

      The following example illustrates the expenses that you would pay on a $10,000 investment over various time periods assuming (1) a 5% annual rate of return; (2) reinvestment of all dividends and distributions; (3) redemption at the end of each time period, and (4) each Fund's operating expenses remain the same:


                                            1 YR.             3 YRS.            5 YRS.           10 YRS.
                                            -----             ------            ------           ------
         International Equity Fund          $112              $350              $606             $1,340
         Fixed Income Fund                  $ 76              $237              $411             $  918
         Large Cap Equity Fund              $120              $375              $649             $1,432


      This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. The example is based upon gross total annual operating expenses for the Funds and does not take into account current fee waivers.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand the International Equity, Fixed Income and Large Cap Equity Funds' financial performance for the periods presented. Certain information reflects financial results for a single share of a Fund. "Total Return" shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the years or periods ended October 31 have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available without charge, upon request.


INTERNATIONAL EQUITY FUND


                                                                  FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                          2002        2001        2000        1999        1998
                                                          ----        ----        ----        ----        ----
NET ASSET VALUE-BEGINNING OF YEAR                           9.89       14.59     $ 14.57     $ 12.08     $ 11.99
                                                         -------     -------     -------     -------     -------
INVESTMENT OPERATIONS:
Net investment income                                       0.01        0.03        0.01        0.03        0.01
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                          (1.40)      (3.19)       0.78        3.34        0.75
                                                         -------     -------     -------     -------     -------
Total from investment operations                           (1.39)      (3.16)       0.79        3.37        0.76
                                                         -------     -------     -------     -------     -------
Distributions:
From net investment income                                    --          --          --          --          --
From net short-term realized gain on investments              --       (0.22)      (0.45)         --       (0.22)
From net long-term realized  gain on investments              --       (1.32)      (0.32)      (0.88)      (0.45)
                                                         -------     -------     -------     -------     -------
Total distributions                                           --       (1.54)      (0.77)      (0.88)      (0.67)
                                                         -------     -------     -------     -------     -------
NET ASSET VALUE - END OF YEAR                            $  8.50     $  9.89     $ 14.59     $ 14.57     $ 12.08
                                                         =======     =======     =======     =======     =======

TOTAL RETURN                                              (14.05)%    (23.94)%      5.06%      29.10%       6.90%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                    1.10%       1.04%       1.10%       1.09%       1.13%
Net investment income                                       0.08%       0.26%       0.04%       0.23%       0.10%
Portfolio turnover rate                                    31.51%      41.58%      51.99%      48.71%     166.77%
Net assets at end of year (000's omitted)                $56,507     $72,007     $101,686    $86,547     $57,875

FIXED INCOME FUND


                                                         FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                    2002         2001         2000         1999         1998
                                                    ----         ----         ----         ----         ----
NET ASSET VALUE - BEGINNING OF YEAR               $  10.49     $   9.75     $   9.81     $  10.24     $  10.27
                                                  --------     --------     --------     --------     --------
INVESTMENT OPERATIONS:
Net investment income(1)                              0.56         0.61         0.63         0.53         0.54
Net realized and unrealized gain (loss) on
investments                                          (0.19)        0.75        (0.04)       (0.45)        0.08
                                                  --------     --------     --------     --------     --------

Total from investment operations1                     0.37         1.36         0.59         0.08         0.62
                                                  --------     --------     --------     --------     --------
DISTRIBUTIONS:
From net investment income                           (0.56)       (0.62)       (0.65)       (0.51)       (0.59)
Return of capital                                       --           --           --           --        (0.04)
From net short-term realized gain on
investments                                          (0.16)          --           --           --        (0.02)
From net long-term realized gain on investments      (0.03)          --           --           --           --
                                                  --------     --------     --------     --------     --------
Total distributions                                  (0.75)       (0.62)       (0.65)       (0.51)       (0.65)
                                                  --------     --------     --------     --------     --------

NET ASSET VALUE - END OF YEAR                     $  10.11     $  10.49     $   9.75     $   9.81     $  10.24
                                                  ========     ========     ========     ========     ========
TOTAL RETURN                                          3.86%       14.36%        6.33%        0.79%        6.26%

Ratios (to average net assets)/Supplemental
Data:
Expenses (net of fee waivers)(2)                      0.60%        0.60%        0.60%        0.61%        0.75%

Expenses (excluding fee waivers)                      0.74%        0.70%        0.75%        0.73%        0.88%

Net investment income(1)                              5.58%        6.09%        6.57%        5.35%        5.60%

Portfolio turnover rate                             205.61%      199.43%      361.63%      834.18%       92.65%

Net assets at end of year (000's)                 $ 89,734     $128,671     $152,319     $ 94,221     $ 71,723

(1) Effective November 1, 2001, the Fixed Income Fund adopted the required provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets by 0.09%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting principle.

(2) Effective March 1, 1999, 1838 Investment Advisors voluntarily agreed to waive its fees and/or reimburse the Fund so that total operating expenses for the Fund do not exceed 0.60% of average daily net assets.

LARGE CAP EQUITY FUND


                                                    FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                      2002         2001         2000         1999+
                                                      ----         ----         ----         -----
NET ASSET VALUE - BEGINNING OF YEAR OR PERIOD       $   7.67     $  11.09     $  10.61     $  10.00
                                                    --------     --------     --------     --------
INVESTMENT OPERATIONS:
Net investment income                                   0.03         0.03         0.02         0.01
Net realized and unrealized gain (loss) on
investments                                            (1.70)       (3.43)        0.49         0.60
                                                    --------     --------     --------     --------
Total from investment operations                       (1.67)       (3.40)        0.51         0.61
                                                    --------     --------     --------     --------
Distributions:
From net investment income                             (0.04)       (0.02)       (0.01)          --
From net short-term realized gain on investments          --           --        (0.02)          --
                                                    --------     --------     --------     --------
Total distributions                                    (0.04)       (0.02)       (0.03)          --
                                                    --------     --------     --------     --------
NET ASSET VALUE - END OF YEAR OR PERIOD             $   5.96     $   7.67     $  11.09     $  10.61
                                                    ========     ========     ========     ========

TOTAL RETURN                                          (21.96)%     (30.73)%       4.83%    6.10% **
Ratios (to average net assets)/Supplemental Data:
Expenses (net of fee waivers)                           0.75%        0.75%        0.75%        0.75%*
Expenses (excluding fee waivers)                        1.18%        1.17%        1.73%        4.98%*
Net investment income                                   0.41%        0.32%        0.23%        1.55%*
Portfolio turnover rate                                53.26%       45.82%       54.21%        5.58%
Net assets at end of period (000's)
                                                    $ 21,096     $ 21,766     $ 19,831     $  4,923


+     The Large Cap Equity Fund commenced operations on September 29, 1999.

*     Annualized.

**    Total return not annualized.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

      INTERNATIONAL EQUITY FUND. The International Equity Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 80% of the Fund's total assets will be invested in the equity securities of issuers from at least three different foreign countries. The Fund may employ a variety of investment strategies and techniques to hedge against market and currency risk. The Fund is designed for investors seeking to complement their U.S. holdings through foreign equity investments and should be considered as a vehicle for diversification and not as a balanced investment program.

      The Fund intends to reduce investment risk by diversifying its portfolio of securities among the securities of foreign companies located throughout the world. Specifically, the Fund intends to invest in the capital markets of more than 20 countries, with emphasis on the largest markets of Japan, the United Kingdom, France and Germany. The Fund's adviser anticipates that a substantial portion of the Fund's assets will be invested in the developed countries of Europe and the Far East. The Fund also may invest up to 20% of its assets in the securities of developing countries. The Fund may invest up to 25% of its assets in securities issued or guaranteed by non-U.S. governments, but will invest only in securities issued or guaranteed by the governments of countries which are members of the Organization for Economic Co-operation and Development (OECD).

      For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country.

      Allocation of the Fund's assets is determined after the adviser examines the phases in the business cycles and long-term growth potential of the various foreign economies and the valuation of each foreign securities market currency, taxation and other pertinent financial, social, national and political factors are taken into account. The Fund's adviser seeks to identify equity investments in each market which are expected to provide long-term capital appreciation that equals or exceeds the performance benchmark of such market as a whole. Companies considered for investment share the following characteristics:

                  o     Industry leaders in their country, region or world

                  o     Strong balance sheets

                  o     Stocks widely followed by research analysts

                  o Large market capitalization (usually greater than $2 billion)

                  o Attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio)

Generally, the adviser sells Fund portfolio securities when:

                  o     Company fundamentals deteriorate

                  o Stock valuation deteriorates due to a rise in the PEG ratio

                  o The Fund's portfolio should be rebalanced to include a country or industry in which prospects for capital appreciation are determined to be better than others

      The Fund's investments in developing countries generally focus on a small number of leading or relatively actively traded companies in such countries' capital markets, with the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the countries' capital markets as a whole.

      The Fund primarily invests in common stock, but the Fund may also invest in other equity securities. The Fund reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents in U.S. dollars or foreign currencies and short-term securities including money market securities. Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in temporary defensive obligations of U.S. issuers. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

      RISKS. Investments in foreign securities involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investment. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

      In some countries there may be the possibility of expropriation of assets, confiscatory taxation, high rate of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain In some countries there may be the possibility of expropriation of assets, confiscatory taxation, high rate of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

      Securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested so no return is earned.

      Satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

      Investment risks are often heightened for investments in developing countries. The economics of developing countries generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade, as well as the economic conditions in the countries with which they trade.

      FIXED INCOME FUND. The Fixed Income Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities.

      The Fund may invest in income-producing securities of all types, including bonds, notes, mortgage and mortgage-backed securities, corporate debt securities, commercial paper, government and government agency obligations, zero coupon securities, convertible securities, bank certificates of deposit, fixed time deposits and bankers' acceptances, foreign securities, indexed securities, asset-backed securities, and inverse floater securities. The Fund normally will invest in investment-grade debt securities (including convertible securities) or unrated securities determined by the investment adviser to be of comparable quality. Investment grade securities have a rating of Baa or better as determined by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group, or are of comparable quality. These are the highest ratings or categories as defined by Moody's and S&P.

      The Fund buys securities perceived by the investment adviser to be undervalued and to present an opportunity for yield enhancement and capital appreciation or stability. The Fund may sell securities in anticipation of market decline. If the credit rating of a portfolio security is down-graded to below investment grade, the adviser will examine the issuer's current credit rating relative to the security's yield and the adviser's expectations regarding the issuer's credit going forward. The downgrade triggers more intensive and formal analysis by the adviser of industry and company specific factors, after which the adviser makes a specific sell or hold decision. Timing of the sell or hold also factors into the adviser's analysis. If the rating of an investment grade security held by the Fund is down-graded, but still falls within investment grades, the investment adviser will evaluate the security as it relates to the rest of the portfolio securities to determine whether to sell or hold the security.

      The Fund will not invest more than 25% of its total assets in mortgage-related securities not guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government. The Fund has no restriction on maturity; however, it normally invests in a broad range of maturities and generally maintains a dollar-weighted average maturity of 7 to 12 years. The average maturity of the Fund's investments will vary depending on market conditions. In making investment decisions for the Fund, the adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The adviser will monitor the Fund's investment in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

      RISKS. The market value of fixed-income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities but will affect the net asset value of the Portfolio's shares.

      The Fund may invest in mortgage-backed, asset-backed and mortgage pass-through securities. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. The value of some mortgage-or asset-backed securities in which the Funds invest may be sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

      The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

      Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

      Debt securities that are rated Baa by Moody's or BBB by S&P, or, if unrated, are of comparable quality, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated debt securities.

      LARGE CAP EQUITY FUND. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies with market capitalizations greater than $5 billion (large cap). During normal market conditions, at least 90% of the Fund's total assets will be invested in the equity securities of companies considered to be large cap at the time of initial purchase. The Fund's holdings generally will be listed on a national or regional securities exchange, but assets may also be invested in securities traded in established over-the-counter markets.

      The Fund invests primarily in large capitalization companies using a relative value approach. This approach entails finding companies whose current stock prices are believed not to reflect adequately their underlying value, measured by the companies' price-to-earnings ratios as compared to the S&P 500 over a long period of time.

      The Fund's adviser relies on its proprietary research to identify undervalued, large cap stocks before their value is recognized by the investment community. Stocks will be selected when the adviser believes (1) the current stock price is undervalued in relation to the relative price-to-earnings ratio range; and (2) the potential for a catalyst exists (such as accelerated earnings-per-share growth or expanding price-to-earnings ratios), which will cause the stock's price to increase to reflect the company's underlying value.

      Fund portfolio securities will be sold when they reach analysts' relative price-to-earnings ratio ranges and earnings-per-share expectations. Stocks also are sold when company fundamentals deteriorate or when a combination of underperformance relative to its index, downward earnings revisions or negative earnings occur.

      While the Fund primarily invests in common stocks, it may, for temporary defensive purposes, invest in reserves without limitation. Reserves in which the Fund may invest are cash or short-term cash equivalents, including Treasury obligations, direct obligations of federal agencies, and high quality, private sector short-term instruments. The Fund may also establish and maintain reserves as the adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities). The Fund's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization or, if unrated, of comparable quality. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

      RISKS. Stock prices do fluctuate, and the value of your investment in the Fund will go up and down, which means that you could lose money. Further, different types of stocks will shift in and out of favor depending on market and economic conditions, so the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks). While there is the risk that a value stock may never reach what the investment adviser believes is its full value, or may even go down in value, the Fund's emphasis on large company value stocks could potentially limit the downside risk of the Fund, because value stocks in theory are already underpriced and large company stocks tend to be less volatile than small company stocks. In the long run, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

      The investment adviser for the Funds is 1838 Investment Advisors, LLC, an indirect, wholly-owned subsidiary of MBIA, Inc., and an investment adviser registered under the Investment Advisers Act of 1940. . The investment adviser's offices are located at 2701 Renaissance Boulevard, 4th Floor, King of Prussia, PA 19406. The investment adviser supervises the investment of the assets of each Fund in accordance with its objective, policies and restrictions. Taking predecessor firms into account, the investment adviser has over 10 years of investment advisory experience, including management of the Funds, institutional investment accounts, and investment accounts of high net-worth individuals.

      As compensation for its services, for the fiscal year ended October 31, 2002, the investment adviser received an annual fee on a monthly basis equal to the following percentages of the applicable Fund's average daily net assets:

                           International Equity Fund          0.75%
                           Fixed Income Fund                  0.50%
                           Large Cap Fund                     0.65%

      The investment adviser voluntarily has agreed to waive its fee to meet the expense cap for the International Equity, Fixed Income and Large Cap Equity Funds as set forth under "Expenses of the Funds."

PORTFOLIO MANAGERS

      Johannes B. van den Berg, Managing Director with the investment adviser, is principally responsible for the day-to-day management of the International Equity Fund's portfolio. Mr. van den Berg has acted as portfolio manager of this Fund since its inception. From 1993 to 1998, Mr. van den Berg was a principal of 1838 Investment Advisors, L.P. (the predecessor of the investment adviser), and a director of MeesPierson 1838 Investment Advisors (an indirect predecessor of the investment adviser).

      Clifford D. Corso, Managing Director and Head of Fixed Income Trading with the investment adviser, is principally responsible for the day-to-day management of the Fixed Income Fund's portfolio. Mr. Corso has acted as portfolio manager for this Fund since August 1, 1998. Mr. Corso currently is Vice President and Senior Portfolio Manager at MBIA Capital Management Corp. (since 1994).

      The Large Cap Equity Fund is managed day-to-day by a two person team. Each person generally is responsible for overseeing one or more specific investment strategies for the Fund. The portfolio management team for the Fund is as follows:

      George W. Gephart, Jr., Managing Director with the investment adviser. Mr. Gephart was a Principal of and portfolio manager at the adviser's predecessor firm from 1988 to 1998. He specializes in the management of equity securities.

      Robert W. Herz, Managing Director with the investment adviser. Mr. Herz specializes in equity securities and was an Equity Analyst with the adviser's predecessor firm from 1989 to 1998.

CALCULATION OF NET ASSET VALUE

      The net asset value per share of each Fund is determined as of the close of regular trading on each day that the New York Stock Exchange ("Exchange") is open for unrestricted trading from Monday through Friday, and on which there is a purchase or redemption of a Fund's shares. The net asset value is determined by dividing the value of a Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of a Fund, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value.

      In valuing each Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service.

      Money market securities with less than sixty days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

      Those securities that are quoted in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a Fund calculates the daily net asset value per share. Although each Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

HOW TO PURCHASE SHARES

      Shares of each Fund are offered through the Fund's distributor, and may be purchased at the net asset value next determined after receipt of a purchase order in proper form by the distributor. An application in proper form is fully completed, contains all necessary signatures and is accompanied by a correctly written and signed investment check. Brokers and other intermediaries are also authorized to accept purchase orders on behalf of the Funds. The Funds and the distributor reserve the right to reject any purchase order, and a Fund and the distributor may suspend the offering of any Fund's shares. The minimum initial investment is $1,000, with no minimum subsequent investment. Each Fund reserves the right to vary the initial and subsequent investment minimums at any time. Shares of each Fund are available for use in certain tax-deferred plans (such as Individual Retirement Accounts ("IRAs"), defined contribution, 401(k) and 403(b)(7) plans). There is no minimum investment requirement for qualified retirement plans.

      Purchase orders for shares of a Fund which are received and accepted by the Fund's distributor prior to the close of regular trading hours on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders received and accepted by the distributor after the close of the Exchange on a particular day are priced as of the time the net asset value per share is next determined.

      Purchases may be made in one of the following ways:

PURCHASES BY MAIL

      You may purchase shares by sending a check drawn on a U.S. bank payable to the Fund of your choice, along with a completed application (located at the back of this Prospectus), to 1838 Investment Advisors Funds, c/o MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504. A purchase order sent by overnight mail should be sent to 1838 Investment Advisors Funds, c/o MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504. If a subsequent investment is being made, the check should also indicate your Fund account number.


      When you purchase by check, payment on share redemptions will be mailed upon clearance of the check (which may take up to 15 days from the purchase date). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.


PURCHASES BY WIRE

      You may purchase shares by wiring federal funds. To advise the Trust of the wire, and initially to obtain an account number, you must telephone MBIA Municipal Investors Service Corporation ("MISC") toll free at (877) 367-1838. Once you have an account number, instruct your bank to wire federal funds to:

                                    MBIA-MISC
                          c/o First Union National Bank
                                Philadelphia, PA
                                 ABA # 031201467
                             ATTENTION: [FUND NAME]
                              Acct. # 2000003245909
           FOR FURTHER CREDIT TO [SHAREHOLDER NAME AND ACCOUNT NUMBER]

      If you make an initial purchase by wire, you must promptly forward a completed Application to MISC at the address stated above under "Purchases By Mail." Investors should be aware that some banks may impose a wire service fee.

AUTOMATIC INVESTMENT PLAN

      Shareholders may purchase shares of a Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Fund. Under the Plan, MISC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder.

      A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of a Fund's shares will be effected at the net asset value at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on or about the 20th day of the month. To obtain an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call MISC at
(877) 367-1838.

INDIVIDUAL RETIREMENT ACCOUNTS

      Application forms and brochures for IRAs can be obtained from MISC by calling (877) 367-1838.

      The IRA custodian receives an annual fee of $10.00 per account, which fee is paid directly to the custodian by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund held in the IRA account will be redeemed automatically for purposes of making the payment.

EXCHANGE OF SHARES

      You may exchange all or a portion of your Fund shares for shares of any of the other Funds in the 1838 Investment Advisors Funds' complex that currently offer shares to investors. Shares of a Fund are available only in states in which such shares may be lawfully sold.

      A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by MISC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time. Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000.

      To obtain more information about exchanges, or to place exchange orders, contact MISC at (877) 367-1838. The Trust reserves the right to terminate or modify the exchange offer described here and will give shareholders sixty days' notice of such termination or modification.

HOW TO REDEEM SHARES

      Shareholders may redeem their Fund shares without charge on any day that the Fund calculates its net asset value (see "Calculation of Net Asset Value"). Brokers and other intermediaries also are authorized to accept redemption requests on behalf of the Funds. Redemptions will be effective at the net asset value per share next determined after receipt by MISC of a redemption request meeting the requirements described below. Redemption proceeds are normally sent on the next business day following receipt by MISC of the redemption request but, in any event, redemption proceeds are sent within seven calendar days of receipt of the request. Redemption requests should be accompanied by the Fund's name and your account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions.

      Each Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date, at which time the redemption proceeds will be mailed to the shareholder.

      Except as noted below, redemption requests received by MISC prior to the close of regular trading hours on the Exchange on any business day that a Fund calculates its per share net asset value are effective that day. Redemption requests received by MISC after the close of the Exchange are effective as of the time the net asset value per share is next determined.

IN-KIND REDEMPTION

      Each Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the investment adviser or the Board of Trustees, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.

      The Trust has the authority to pay for shares redeemed either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust will redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund, during any 90-day period for any one shareholder. Payments in excess of this limit also will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a payment detrimental to the best interests of a Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Calculation of Net Asset Value."

      Shares returned in kind will be redeemed with liquid securities. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of a Fund's portfolio. When a shareholder has requested redemption of all or a part of the shareholder's investment, and the a Fund completes a redemption in-kind, such Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

      Shares may be redeemed in one of the following ways:

REDEMPTION BY MAIL

      Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an "eligible guarantor institution." Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A signature and a signature guarantee are required for each person in whose name the account is registered.

      Written redemption instructions should be submitted to 1838 Investment Advisors Funds, c/o MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504. A redemption order sent by overnight mail should be sent to 1838 Investment Advisors Funds, c/o MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504.

REDEMPTION BY TELEPHONE

      Shareholders who prefer to redeem their shares by telephone must apply in writing for telephone redemption privileges. For an Application for Telephone Redemptions, check the appropriate box on the Application or call MISC at (877) 367-1838. The Application for Telephone Redemptions describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made.

      Neither the Funds nor their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, each Fund will use procedures considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, the number of shares to be redeemed and certain other information necessary to identify you as the shareholder. To the extent that a Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any instructions that prove to be fraudulent or unauthorized.

      During times of drastic economic or market changes, the telephone redemption privilege may be difficult to use. In the event that you are unable to reach MISC by telephone, you may make a redemption request by mail. The Funds and MISC reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust.

REDEMPTIONS BY WIRE

      Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Amounts redeemed by wire normally are wired on the next business day after receipt and acceptance of redemption instructions (if received before the close of regular trading on the Exchange), but in no event later than seven days following such receipt and acceptance.

SYSTEMATIC WITHDRAWAL PLAN

      Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box on the Application or call MISC at (877) 367-1838. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

ADDITIONAL REDEMPTION INFORMATION

      Redemption proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for a minimum of 60 days. In order to authorize a Fund to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible guarantor institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

      Each Fund also reserves the right to involuntarily redeem an investor's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to redemption initiated by the Fund). A Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000. If the value of an investor's account falls below the minimum initial investment requirement due to market fluctuations, the fund will not redeem an investor's account except pursuant to the instructions of the shareholder.

      For more information on redemption services, contact MISC.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      The International Equity and Large Cap Equity Funds will declare and pay dividends annually to their shareholders of substantially all of their net investment income, if any, earned during the year from their investments. The Fixed Income Fund declares and pays dividends monthly to its shareholders of substantially all of its net investment income, if any, earned during each month from its investments. A Fund will distribute net realized capital gains, if any, once each fiscal year. Expenses of each Fund, including the advisory fee, are accrued each day. Reinvestments of dividends and distributions in additional shares of each Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash. An election may be changed by notifying MISC in writing thirty days prior to the record date.

      Each Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. A Fund with a high portfolio turnover rate, may have significantly more dividends, which will result in more ordinary income to shareholders, rather than capital gain. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Fund from domestic (U.S.) sources.

      Distributions paid by a Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. A Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

      Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by each Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

      A sale of shares or exchange of shares between two mutual funds, or a redemption of Fund shares, is a taxable event and may result in a capital gain or loss to shareholders subject to tax. The capital gain or loss will be short-term capital gain or loss if shares were held for one year or less, and long-term capital gain or loss if shares were held more than one year. The ability of a shareholder to deduct capital losses on the sale or redemption of a Fund's shares may be limited to the amount of capital losses (plus $3,000 for non-corporate shareholders). Any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

      Each Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by each Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included on their income tax returns.

      Under Code Section 988, foreign currency gains or losses, including those from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options, will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. If Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in Fund shares.

      Each year, each Fund will mail information to shareholders on the tax status of the Fund's dividends and distributions. Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

      In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. The tax discussion set forth above is included for general information only, prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund. Additional information on tax matters relating to the Funds and to shareholders is included in the Statement of Additional Information.

[1838 LOGO OMITTED]  INVESTMENT ADVISORS FUNDS


                         RETURN THIS COMPLETED FORM TO:
                         1838 INVESTMENT ADVISORS FUNDS
                          C/O MBIA MUNICIPAL INVESTORS
                          SERVICE CORPORATION, DEPT. TA
                                 113 KING STREET
                                ARMONK, NY 10504


APPLICATION & NEW ACCOUNT REGISTRATION

INSTRUCTIONS

FOR WIRING INSTRUCTIONS OR FOR ASSISTANCE IN COMPLETING THIS FORM CALL (877) 367-1838


ACCOUNT REGISTRATION

JOINT  TENANTS  USE  LINES 1 AND 2;  CUSTODIAN  FOR A MINOR,  USE LINES 1 AND 3; CORPORATION, TRUST OR OTHER ORGANIZATIONS
OR ANY FIDUCIARY CAPACITY, USE LINE 4.

1.  Individual
                ------------------------    --     --------------------------------  --------------------   --------------
                        First Name          MI                  Last Name             S.S. or Tax ID No.*   Date of Birth

2.  Joint Tenancy**
                   ---------------------    --     --------------------------------  --------------------   --------------
                        First Name          MI                  Last Name             S.S. or Tax ID No.*   Date of Birth

3.  Gifts to Minors+
                      ------------------------------------   ---------------------   -----    --------------
                                  Minor's Name                 Minor's S.S. No.*     State    Date of Birth

4.  Other Registration
                        ------------------------------------------------------------------  ----------------------
                                                     Name                                     S.S. or Tax ID No.*

5.  If Trust, Date of Trust Instrument:
                                          -----------------------------------------------------------------------------------------

6.
    --------------------------------------------------       ------------------------------------------------------------
                      Your Occupation                                      Employer's Name and Address



ADDRESS OF RECORD AND TELEPHONE NUMBER(S)


----------------------------------------------------------------------------------------------------
Street                                   City                                 State            Zip
(    )                                        (    )
 ----   --------------------------------       ----   --------------------------------
           Daytime Phone Number                         Evening Phone Number


PORTFOLIO SELECTION ($1,000 MINIMUM PER FUND)

PLEASE CHECK ALL APPROPIRATE BOXES:

 [] 1838 INTERNATIONAL EQUITY FUND                         Amount to be Invested        $
                                                                                        -------------------
 [] 1838 FIXED INCOME FUND                                 Amount to be Invested        $
                                                                                        -------------------
 [] 1838 LARGE CAP EQUITY FUND                             Amount to be Invested        $
                                                                                        -------------------
                                                    TOTAL AMOUNT TO BE INVESTED         $
----------------------------------------------------                                    ------------------
 [] By check. (Make payable to the Fund(s) you are investing in: "1838 International Equity Fund";
    "1838 Fixed Income Fund"; and/or "1838 Large Cap Equity Fund.")

 [] By wire. Account number(s) assigned by MBIA-MISC
                                                      -----------------------------------------------------
   Bank from which funds will be wired                                  Date wired
                                        ------------------------------              ----------------

 DISTRIBUTION OPTIONS

ALL DIVIDENDS AND DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES AT NET ASSET VALUE UNLESS OTHERWISE INDICATED BY CHECKING THE BOX(ES)
BELOW:


   1838 INTERNATIONAL EQUITY FUND      []  Dividends in Cash     [] Capital Gains in Cash
   1838 FIXED INCOME FUND              []  Dividends in Cash     [] Capital Gains in Cash
   1838 LARGE CAP EQUITY FUND          []  Dividends in Cash     [] Capital Gains in Cash

IF YOU HAVE CHOSEN TO RECEIVE YOUR DIVIDENDS IN CASH, YOU HAVE THE OPTION TO RECEIVE YOUR DIVIDENDS EITHER BY DIRECT DEPOSIT INTO YOUR BANK ACCOUNT OR BY CHECK. PLEASE CHECK ONE BOX BELOW.

              [] Direct Deposit      [] Check

PLEASE ATTACH A VOIDED BLANK CHECK HERE IF YOU CHOOSE DIRECT DEPOSIT.


OTHER OPTIONS

CHECK ANY OF THE FOLLOWING IF YOU WOULD LIKE ADDITIONAL INFORMATION ABOUT A PARTICULAR PLAN OR SERVICE SENT TO YOU.

[] Automatic Investment Plan [] Systemic Withdrawal Plan [] Telephone Redemptions

 CERTIFICATIONS

  1. I have received and read the Prospectus for the 1838 Investment Advisors Funds and agree to its terms: I am of legal age.

  2. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in the 1838 Investment Advisors Funds have been duly adopted.

  3. I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct.

  4. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup witholding because the Internal Revenue Service
     (a) has not notified me that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding.

     The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.

[] Check here if you are subject to backup withholding.


SIGNATURES

PLEASE SIGN EXACTLY AS REGISTERED UNDER "ACCOUNT REGISTRATION"

Signature                                                   Date
           --------------------------------------------           ---------------------------

Signature                                                   Date
           --------------------------------------------           ---------------------------
                        Joint Owner/Trustee

Check one:    [] Owner      [] Trustee     [] Custodian       [] Other

* Customer Tax Identification No.: (a) for an individual, joint tenants, or a custodian account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
   (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or organization that will report income and/or gains.

** "Joint Tenants with Rights of Survivorship" unless otherwise specified.

+  Regulated by the Uniform Gifts/Transfers to Minors Act.

PROSPECTUS BACK COVER

      This Prospectus sets forth concisely the information that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. More information about each Fund has been filed with the Securities and Exchange Commission ("SEC"), and is contained in a "Statement of Additional Information" for 1838 Investment Advisors Funds. The Statement of Additional Information is incorporated by reference into this Prospectus (legally it is part of this Prospectus).

      Additional information about each Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

      Your questions, including requests for the Statement of Additional Information and/or a Fund's Annual and Semi-Annual Report to shareholders, may be directed to MBIA Municipal Investors Service Corporation toll free at (877) 367-1838.

      You may also review and copy information about the Funds (including the Statement of Additional Information) at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-800-SEC-0330 for the hours of operation of the Public Reference Room.

      Reports and other information about the Funds are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

SEC File No. 811-8902

                         1838 INVESTMENT ADVISORS FUNDS


           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2003


  ----------------------------------------------------------------------------
       2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA 19406
  ----------------------------------------------------------------------------


      1838 Investment Advisors Funds (the "Trust") has established three funds:
1838 International Equity Fund, 1838 Fixed Income Fund, and 1838 Large Cap Equity Fund, each with its own investment objective. Information concerning each Fund is included in the Trust's Prospectus dated February 28, 2003. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge from MBIA Capital Management Corporation, 113 King Street, Armonk, NY 10504, (877) 367-1838.



  ----------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
   IN CONNECTION WITH THE TRUST'S CURRENT PROSPECTUS DATED FEBRUARY 28, 2003.
     RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

  ----------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            PAGE

THE TRUST                                                                      3

INVESTMENT STRATEGIES, POLICIES AND RISKS                                      3

MANAGEMENT OF THE TRUST                                                       19

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           23

SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS AND SHAREHOLDER MEETINGS         25

INVESTMENT ADVISORY AND OTHER SERVICES                                        25

ALLOCATION OF PORTFOLIO BROKERAGE                                             28

PURCHASE, REDEMPTION AND PRICING OF SHARES                                    29

TAXATION                                                                      31

PERFORMANCE                                                                   33

FINANCIAL STATEMENTS                                                          36

                                    THE TRUST

            1838 Investment Advisors Funds was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company. The Trust currently offers three Funds, each with its own investment objective. Each Fund is diversified.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

            Each Fund seeks to achieve its respective investment objective by making investments selected in accordance with its investment policies and restrictions. Each Fund will vary its investment strategy as described in the Trust's Prospectus to achieve its objectives. This Statement of Additional Information contains further information concerning the strategies and operations of each Fund, the securities in which each may invest, and the policies each will follow.

SECURITIES LENDING

            Each Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, ("Investment Company Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

            At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN ISSUED SECURITIES

            The Fixed Income and Large Cap Equity Funds may invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. "Delayed settlements" occur when a Fund agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed. Such transactions are limited to no more than 25% of a Fund's assets. The Fund engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices -- not to increase its investment leverage. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Fund.

DEPOSITARY RECEIPTS

            Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers such as convertible preferred stock, convertible bonds and warrants or rights convertible into common stock. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. If a Fund determines that other securities convertible into foreign securities are available on the market, that Fund will notify shareholders before investing in such securities.

            ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such securities.

RESTRICTED/ILLIQUID SECURITIES

            Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended, but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, and otherwise restricted securities, unless the Fund's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Trustees has determined to treat as liquid Rule 144A securities which are freely tradable in their primary markets offshore. The Board of Trustees may adopt guidelines and delegate to the investment adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.


            Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Trustees will carefully monitor each Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

REPURCHASE AGREEMENTS AND PURCHASE AND SALE CONTRACTS

            Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; such Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by such Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to a Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. Repurchase agreements and purchase and sale contracts maturing in more than seven days are deemed illiquid by the SEC and are therefore subject to each Fund's investment restriction limiting investments in securities that are not readily marketable to 15% of the Fund's net assets.

CONVERTIBLE SECURITIES

            Each Fund may invest in convertible securities. Convertible securities are usually preferred stock or bond issues that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances (including a specified-price) established upon issue. If a convertible security held by a Fund is called for redemption, that Fund could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

MUNICIPAL OBLIGATIONS

            The Fixed Income Fund may invest in municipal obligations. Municipal obligations are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. The Fixed Income Fund may own a municipal security directly or through a participation interest.

HIGH YIELD SECURITIES ("JUNK BONDS")

            The Fixed Income Fund may invest in high yield securities. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality debt securities.

            High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

            The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

            The use of credit ratings as the sale method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The investment adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the investment adviser deems it in the best interest of shareholders.

HEDGING STRATEGIES

            Each Fund may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Fund may buy or sell futures contracts, write (i.e., sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the investment adviser believes that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Also, a Fund may not necessarily be engaging in hedging activities when movements in any equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

            The U.S. dollar value of the assets of the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

            The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

            Additionally, when a Fund anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Fund may enter into forward contracts to protect the value of portfolio securities and enhance Fund performance. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund securities or other assets denominated in that currency.

            The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A forward contract which obligates a Fund to buy or sell currency will generally require the Trust's custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid assets equal to the amount of the Fund's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts.

            It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

            If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

            Each of the Funds' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

            Each Fund may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

            Although most futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

            Futures traders are required to make a good faith initial margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. An initial margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish initial deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on initial margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. A second type of deposit called variation margin is used to adjust the futures position account for the daily marked to market variations. If the marked to market value declines, additional deposits in cash are required to balance this decline (variation margin). Conversely, if the marked to market value increases, deposits in cash may be withdrawn from the account to the extent of the increase (variation margin). Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their initial margin deposits.

            Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Funds intend to use futures contracts only for hedging purposes.

            Regulations of the CFTC applicable to the Funds require that all of its futures transactions constitute bona fide hedging transactions or that the Funds' commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of each Fund. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of any futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

            Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS

            Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to each Fund provide that the futures trading activities will not result in a Fund being deemed a "commodity pool operator" under such regulations if the Fund adheres to certain restrictions. In particular, a Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

            When a Fund purchases a futures contract, or writes a put option or purchases a call thereon, an amount of cash and liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. The International Equity Fund and the Fixed Income Fund will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts exceed 50% and 10%, respectively, of their total assets.

OPTIONS

            The Funds may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

            Each Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where a Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The general reason for writing call options is to attempt to realize income. By writing covered call options, each Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

            In addition, each Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Fund writes only covered options, which means that so long as a Fund is obligated as the writer of the option it will, through its custodian, have deposited the underlying security of the option or, if there is a commitment to purchase the security, a segregated reserve of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

            Each Fund also may write covered put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. Each Fund maintains liquid securities with its custodian equal to or greater than the exercise price of the underlying security. A Fund will receive a premium for writing a put option, which increases the Fund's return. A Fund will not write put options if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets. By writing a put, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Fund may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

            Each Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. A put option may be purchased to partially limit the risks of the value of an underlying security or the value of a commitment to purchase that security for forward delivery. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

            A Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

STOCK INDEX OPTIONS AND FUTURES

            Each Fund may engage in transactions in stock index options and futures, and related options on such futures. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. Each Fund may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

            Each Fund may also purchase and sell stock index futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests.

            Each Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The investment adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

            Each Fund also has authority to purchase and write call and put options on stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. A Fund may purchase put options or write call options on stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund may purchase call options, or write put options on stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

            Each Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

RESTRICTIONS ON OTC OPTIONS

            A Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. A Fund will acquire only those OTC options for which the investment adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.

            The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by a Fund and margin deposits on a Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Funds and may be amended by the Trustees of the Trust without the approval of the Funds' shareholders. However, a Fund will not change or modify this policy prior to the change or modification by the SEC's staff of its position.

OPTIONS ON FOREIGN CURRENCIES

            The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            Each Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Custodian.

            Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralized the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily. A Fund will not enter into any option if immediately thereafter the value of all the foreign currencies underlying its foreign currency options would exceed 50% of the value of its total assets.

RISK FACTORS IN FUTURES AND OPTIONS TRANSACTIONS

            The primary risks associated with the use of futures and options are
(i) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors; (ii) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge; (iii) the potentially unlimited loss from investing in futures contracts; and (iv) the likelihood of a Fund being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by such Fund only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market.

            Positions in futures contracts may be closed out only on an exchange which provides a market for such futures. However, there can be no assurance that a liquid market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

            A Fund will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid market. There can be no assurance, however, that a liquid market will exist for a particular futures contract at any given time.

            The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the investment adviser does not believe that a Fund is subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

            Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Fund securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss on margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

            Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FORWARD CONTRACTS AND FOREIGN CURRENCIES

            Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the SEC. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

            Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

PORTFOLIO TURNOVER



            The International Equity Fund's portfolio turnover rates for the fiscal years ended October 31, 2001 and 2002 were 41.58% and 31.51%, respectively. The portfolio turnover rates for the Fixed Income Fund for the fiscal years ended October 31, 2001 and 2002 were 199.43% and 205.613%, respectively. The Fixed Income Fund's high portfolio turnover rates are a function of volatility in the fixed income markets in general leading the Fund to a more active strategy to reduce risk and take advantage of selective buying opportunities. The Fund's advisor believes going forward continued market volatility and a rebound in the primary market may lead to a similar or a higher rate of turnover in the future. The portfolio turnover rates for the Large Cap Equity Fund for the fiscal years ended October 31, 2001 and 2002 were 45.82% and 53.26%, respectively.


INVESTMENT RESTRICTIONS

            The Funds have adopted the investment restrictions set forth below, which are fundamental policies of each Fund and cannot be changed without the approval of a majority of the outstanding voting securities. As provided in the Investment Company Act, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund may not:

      1. As to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to cash and cash items, or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

      2. Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

      3. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except for temporary defensive purposes.

Changes in values of particular assets of a Fund will not cause a violation of the foregoing investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases a security. Provided that a dealer or institutional trading market in such securities exists, restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations.

      4.    Issue senior securities.

      5. Make investments for the purpose of exercising control or management of another company.

      6. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

      7. Purchase or sell real estate or interests therein; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      8. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and that the Fund may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

      9. Purchase any securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by a Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

      10. Make loans to other persons (except as provided in (11) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and any fixed-income obligations in which the Fund may invest consistent with its investment objective and policies shall not be deemed to be the making of a loan.

      11. Lend its portfolio securities in excess of 33% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth under "Securities Lending" above.

      12. Borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, a Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

      13. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (12) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. For the purpose of this restriction and restriction (9) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.

      14. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.

      15. Underwrite securities of other issuers except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

      16. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases, except that a Fund may invest in securities of companies which invest in or sponsor such programs.

            Notwithstanding the foregoing, each Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, a Fund may not always realize full value on the sale of rights. Therefore, the exception applies when investment limits would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities, and the Fund would otherwise be forced either to sell securities at a time when it might not have done so, or to forego exercising the rights.

                             MANAGEMENT OF THE TRUST

            The Board of Trustees of the Trust consists of four individuals, three of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The members of the Board of Trustees are fiduciaries for the Funds' shareholders and, in this regard, are governed by the laws of the State of Delaware. The Trustees establish policy for the operation of each Fund, and appoint the officers who conduct the daily business of the Funds.

            The Trustees and principal executive officers of the Trust and its Funds ("Trust Complex") are listed below. Each Trustee serves until his resignation or he is otherwise removed, and each officer serves until his or her resignation or until he or she is otherwise removed.

           INTERESTED TRUSTEE AND THE EXECUTIVE OFFICERS OF THE TRUST


----------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF
                       POSITION(S)                                         PORTFOLIOS IN        OTHER
                        HELD WITH                  PRINCIPAL OCCUPATION    TRUST COMPLEX    DIRECTORSHIPS
                        THE TRUST     LENGTH OF    DURING THE PAST FIVE     OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE    COMPLEX     TIME SERVED           YEARS              TRUSTEE          TRUSTEE
----------------------------------------------------------------------------------------------------------
W. Thacher Brown      President,     1995 to     President and Director,   (3) Portfolios   Director,
2701 Renaissance      Chairman and   present     1838 Investment                            1838
Boulevard, Fourth     Trustee of                 Advisors, LLC (successor                   Bond-Debenture
Floor, King of        each Fund in               company to 1838                            Trading
Prussia, PA  19406    the Trust                  Investment Advisors,                       Fund;
55                    Complex                    Inc. and 1838 Investment                   Airgas, Inc.
                                                 Advisors, L.P.) (1988 -                    and
                                                 Present); President and                    Harleysville
                                                 Chief Executive Officer,                   Mutual
                                                 1838 Investment                            Insurance
                                                 Advisors, Inc. (1988 -                     Company
                                                 1998);  President, MBIA
                                                 Asset Management, LLC
                                                 (successor company to
                                                 MBIA Asset Management
                                                 Corp.)
----------------------------------------------------------------------------------------------------------
Johannes B. van den   Vice           1995 to     Managing Director, 1838
Berg                  President &    present     Investment Advisors, LLC
2701 Renaissance      Portfolio                  (successor company to
Boulevard, Fourth     Manager of                 1838 Investment
Floor, King of        the                        Advisors, Inc. and 1838
Prussia, PA  19406    International              Investment Advisors,
45                    Equity Fund                L.P.) (1997 - Present);
                                                 Managing Director and
                                                 Portfolio Manager,
                                                 MeesPierson 1838
                                                 Investment Advisors
                                                 (1994-1998); President,
                                                 MeesPierson Capital
                                                 Management, Inc.
                                                 (1994-1998).
--------------------------------------------------------------------------------------------------------
George W. Gephart,    Vice           1999 to     Managing Director, 1838
Jr.                   President &    present     Investment Advisors, LLC
2701 Renaissance      Portfolio                  (successor company to
Boulevard, Fourth     Manager of                 1838 Investment
Floor, King of        the Large Cap              Advisors, Inc. and 1838
Prussia, PA  19406    Equity Fund                Investment Advisors,
50                                               L.P.),  (1988 - Present)
                                                 Chairman, Bryn Mawr
                                                 Rehab Hospital (Past);
                                                 and Director, Main Line
                                                 Health Systems and
                                                 Jefferson Health Systems
                                                 (Present).
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF
                       POSITION(S)                                         PORTFOLIOS IN        OTHER
                        HELD WITH                  PRINCIPAL OCCUPATION    TRUST COMPLEX    DIRECTORSHIPS
                        THE TRUST     LENGTH OF    DURING THE PAST FIVE     OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE    COMPLEX     TIME SERVED           YEARS              TRUSTEE          TRUSTEE
----------------------------------------------------------------------------------------------------------
Clifford D. Corso      Vice           1997 to     Managing Director, 1838
MBIA Capital           President &    present     Investment Advisors, LLC
Management Corp.       Portfolio                  (successor company to
113 King Street        Manager of                 1838 Investment
Armonk, NY 10504       the Fixed                  Advisors, Inc. and 1838
40                     Income Fund                Investment Advisors,
                                                  L.P. (1998-Present);
                                                  Vice President and
                                                  Senior Portfolio
                                                  Manager, MBIA Capital
                                                  Management Corp.
                                                  (1994-1998).
--------------------------------------------------------------------------------------------------------
Anna M. Bencrowsky     Vice           1995 to     Vice President-Chief
2701 Renaissance       President,     present     Compliance Officer, 1838
Boulevard, Fourth      Treasurer and              Investment Advisors, LLC
Floor, King of         Secretary of               (successor company to
Prussia, PA  19406     each of the                1838 Investment
51                     Funds in the               Advisors, Inc. and 1838
                       Trust Complex              Investment Advisors
                                                  Funds, L.P.) (1988 -
                                                  Present) Vice President
                                                  and Secretary, 1838
                                                  Bond-Debenture Trading
                                                  Fund.
--------------------------------------------------------------------------------------------------------


o Mr. Brown is an "interested person" of the Trust as defined in the Investment Company Act because he is the president and a director of the Trust's investment adviser, and because he is president of an affiliate of the Trust's investment adviser.

                        INDEPENDENT TRUSTEES OF THE TRUST


-----------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                       POSITION(S)                                           PORTFOLIOS IN          OTHER
                        HELD WITH                    PRINCIPAL OCCUPATION    TRUST COMPLEX      DIRECTORSHIPS
                        THE TRUST     LENGTH OF      DURING THE PAST FIVE     OVERSEEN BY          HELD BY
NAME, ADDRESS AND AGE    COMPLEX     TIME SERVED             YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Charles D. Dickey,     Trustee of     1995 to       Retired.  Formerly        (3) Portfolios
Jr.                    each Fund in   present       Chairman and CEO of
1 Tower Bridge         the Trust                    Scott Paper Company
West Conshohocken,     Complex                      (retired as CEO 1983;
PA  19428                                           retired as Director,
85                                                  1988); Formerly Director
                                                    of General Electric
                                                    Company (retired 1991).
---------------------------------------------------------------------------------------------------------------
Frank B. Foster, III   Trustee of     1995 to       CEO, DBH Assoc.           (3) Portfolios   Director,
P.O. Box 66            each Fund in   present       (1987-Present)                             OAO
Kimberton, PA 19442    the Trust                                                               Technologies
68                     Complex                                                                 Solutions
                                                                                               Inc.
                                                                                               (NASDAQ)
                                                                                               (1997-Present);
                                                                                               Director;
                                                                                               Airgas Inc.
                                                                                               (1986-Present).
----------------------------------------------------------------------------------------------------------------
Robert P. Hauptfuhrer  Trustee of      1995 to       Director, Quaker          (3) Portfolios  Director,
100 Matsonford Road    each Fund in    present       Chemical Corp.                            Quaker
Building 5, Suite 500  the Trust                     (1977-Present).                           Chemical
Radnor, PA  19087      Complex                                                                 Corp.
71                                                                                             (1977-Present).
----------------------------------------------------------------------------------------------------------------

The Board of Trustees has one standing committee, the Audit Committee. The Audit Committee has three members, Messrs. Dickey, Foster and Hauptfuhrer, all the independent members of the Board. The Audit Committee reviews the scope of the audit by the Trust's independent accountants on behalf of each Fund, confers with the accountants with respect to the audit and the internal accounting controls of the Trust on behalf of each Fund, and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Trust, and makes recommendations with respect to the selection of the accountants for the Trust and its Funds.


      During the fiscal year ended October 31, 2002, the Audit Committee met once and has reviewed and discussed the Trust's audited financial statements with the management of the Trust.

      Information relating to the compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2002 is set forth below:


                               COMPENSATION TABLE


-----------------------------------------------------------------------------------------------
                                            PENSION OR                             TOTAL
                                            RETIREMENT                         COMPENSATION
                          AGGREGATE          BENEFITS      ESTIMATED ANNUAL   FROM TRUST AND
 NAME OF PERSON AND     COMPENSATION     ACCRUED PART OF     BENEFITS UPON     TRUST COMPLEX
      POSITION        FROM THE TRUST(1)  FUND EXPENSES(2)    RETIREMENT     PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------
W. Thacher Brown            None                $0                $0                $0
President, Chairman
and Trustee
-----------------------------------------------------------------------------------------------
Charles D. Dickey,         $12,500              $0                $0              $12,500
Jr. Trustee
-----------------------------------------------------------------------------------------------
Frank B. Foster, III       $12,500              $0                $0              $12,500
Trustee
-----------------------------------------------------------------------------------------------
Robert P.                  $12,500              $0                $0              $12,500
Hauptfuhrer Trustee
-----------------------------------------------------------------------------------------------


(1) The interested Trustee of the Trust, Mr. Brown, receives no compensation for his service as Trustee. The independent Trustees receive a $6,000 annual fee for their services and $500 per Fund for each regular or special Board of Trustees meeting attended, as well as reimbursement for their out-of-pocket expenses. For the fiscal year ended October 31, 2002, the Trustees' fees and expenses totaled $37,500.


(2) The Trust has not adopted a pension plan or any other plan that would afford benefits to its Trustees.

                          OWNERSHIP OF TRUST SECURITIES

-------------------------------------------------------------------------------------------------
                                                                    AGGREGATE DOLLAR RANGE OF
                                                                     EQUITY SECURITIES IN ALL
                                                                      REGISTERED INVESTMENT
                                                                  COMPANIES OVERSEEN BY TRUSTEE
                                      DOLLAR RANGE OF EQUITY         IN FAMILY OF INVESTMENT
  NAME OF TRUSTEE                     SECURITIES IN THE FUND                COMPANIES
-------------------------------------------------------------------------------------------------
W. Thacher Brown                  1838 International Equity       Over $100,000*
                                  Fund-over $100,000*
                                  1838 Large Cap Equity
                                  Fund- $50,000 - $100,000
-------------------------------------------------------------------------------------------------
Charles D. Dickey, Jr.            1838 Fixed Income               $10,001-$50,000*
                                  Fund-$1-$10,000*
                                  1838 Intl. Equity Fund -
                                  $1-$10,000*
                                  1838 Large Cap Equity
                                  Fund-$1-$10,000*
-------------------------------------------------------------------------------------------------
Frank B. Foster, III              1838 Intl. Equity Fund -over    Over $100,000*
                                  $100,000*
-------------------------------------------------------------------------------------------------
Robert P. Hauptfuhrer             None                            None
-------------------------------------------------------------------------------------------------


*     As of February 1, 2003

          OWNERSHIP OF ADVISOR/MBIA SECURITIES BY INDEPENDENT TRUSTEES

None of the independent Trustees, and no immediate family member of any independent Trustee, owns securities of the Trust's investment adviser or principal underwriter, or any control person of the Trust's investment adviser or principal underwriter.

                                 CODE OF ETHICS


The Trust, its investment adviser and its principal underwriter have adopted a joint code of ethics pursuant to Rule 17j-1 of the Investment Company Act. The code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds, following certain black-out periods specified in the code, and subject to certain other conditions and/or restrictions.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

            Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of that Fund.


            As of February 1, 2003, the following shareholders were known to own of record more than 5% of the outstanding shares of the International Equity
Fund:


            Name and Address                               Percentage Ownership

            Byrd & Co.                                            69.08%
            c/o Wachovia/First Union National Bank
            PA4903
            123 S. Broad Street
            Philadelphia, PA 19109

            As of February 1, 2003, the following shareholders were known to own of record more than 5% of the outstanding shares of the Fixed Income Fund:

            Name and Address                               Percentage Ownership

            Wachovia/First Union National Bank                    13.12%
            FBO NBME Long Term Fund
            PA4903
            123 S. Broad Street
            Philadelphia, PA 19109

            Wachovia/First Union National Bank                    12.67%
            FBO American Board of Internal Medicine
            PA4903
            123 S. Broad Street
            Philadelphia, PA 19109

            Byrd & Co.                                            10.18%
            c/o Wachovia/First Union National Bank
            PA4903
            123  S. Broad Street
            Philadelphia, PA 19109

            Wachovia/First Union National Bank                     6.95%
            FBO Little League Baseball
            PA4903
            123 S. Broad Street
            Philadelphia, PA 19106

            Wachovia/First Union National Bank                     5.79%
            FBO American Board of Surgery
            PA4903
            123 S. Broad Street
            Philadelphia, PA 19106

            As of February 1, 2003, the following shareholders were known to own of record more than 5% of the outstanding shares of the Large Cap Equity Fund:

            Name and Address                               Percentage Ownership

            Wachovia/First Union National Bank                    20.36%
            FBO Episcopal Hospital
            PA4903
            123 S. Broad Street
            Philadelphia, PA 19106

            Charles Schwab & Co., Inc.                            17.45%
            Special Cust Acct FBO Customers
            Attn: Mutual Funds
            101 Montgomery Street
            San Francisco, CA 94104

            Fidelity Investments Institutional                    11.20%
            100 Magellan Way (KW1C)
            Covington, KY 41015

            Christ Church in Philadelphia                         11.00%
            20 North American Street
            Philadelphia, PA 19106

            MBIA Asset Management, LLC                             5.93%
            Attn: Helen Miksits
            113 King Street
            Armonk, NY 10504

                  As of February 1, 2003, the Trustees and Officers owned less than 1% of the outstanding shares of the International Equity Fund, Fixed Income Fund and Large Cap Equity Fund.


     SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS AND SHAREHOLDER MEETINGS

SHARES OF BENEFICIAL INTEREST AND VOTING RIGHTS

            The Trust's Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.

            The shares of each Fund, when issued, will be fully paid and non-assessable and within each series or class, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust which the trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate series on a one-vote-per-share basis. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all series of the Trust, then only the shareholders of the affected series shall be entitled to vote on the matter. The Trust's Agreement and Declaration of Trust also gives shareholders the right to vote (i) for the election or removal of trustees; (ii) with respect to additional matters relating to the Trust as required by the Investment Company Act; and (iii) on such other matters as the trustees consider necessary or desirable.

SHAREHOLDER MEETINGS

            Pursuant to the Trust's Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect trustees, or with respect to additional matters relating to the Trust as required under the Investment Company Act. The trustees have, however, undertaken to the SEC that the trustees will promptly call a meeting for the purpose of voting upon the question of removal of any trustee when requested to do so by not less than 10% of the outstanding shareholders of the Trust. In addition, subject to certain conditions, shareholders of the Trust may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a trustee or trustees.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

            1838 Investment Advisors, LLC, is an indirect wholly-owned subsidiary of MBIA, Inc. MBIA, Inc., through various subsidiaries, is an insurer of municipal bonds and structured finance transactions, and is a provider of investment management services to the public sector. MBIA, Inc. has principal offices located at 113 King Street, Armonk, NY 10504.

            W. Thacher Brown, President, Chairman and Trustee of each Fund in the Trust Complex, is also President and a Director of 1838 Investment Advisors, LLC. Johannes B. van den Berg, Vice President of the International Equity Fund, George W. Gephart, Jr., Vice President of the Large Cap Equity Fund and Clifford
D. Corso, Vice President of the Fixed Income Fund, each is a Managing Director of 1838 Investment Advisors, LLC. Anna M. Bencrowsky, Vice President, Treasurer and Secretary of each of the Funds of the Trust is Vice President and Chief Compliance Office of 1838 Investment Advisors, LLC.Pursuant to each Investment Advisory Agreement, the Funds are obligated to pay the investment adviser the following annual fees on a monthly basis (as a percentage of the average daily net assets of the applicable Fund):


                  International Equity Fund:                           0.75%
                  Fixed Income Fund:                                   0.50%
                  Large Cap Equity Fund:                               0.65%

            The investment adviser has voluntarily agreed to waive its advisory fee and/or assume Fund expenses monthly to the extent that a Fund's total operating expenses exceed the following expense caps (as a percentage of the average daily net assets of the applicable Fund):

                  International Equity Fund:                           1.25%
                  Fixed Income Fund:                                   0.60%
                  Large Cap Equity Fund:                               0.75%

            The advisory fees paid to the investment adviser for services provided to the International Equity Fund for the fiscal years ended October 31, 2000, 2001 and 2002 were $785,842, $664,645 and $517,457, respectively. The advisory fees paid to the investment adviser for services provided to the Fixed Income Fund for the fiscal years ended October 31, 2000, 2001 and 2002 were $640,233, $722,243 and $567,986, respectively, of which $187,213, $149,864 and $156,206, respectively, were waived. The fees paid to the investment adviser for services provided to the Large Cap Equity Fund for the fiscal years ended October 31, 2000, 2001 and 2002 were $77,239, $148,125 and $151,057, of which $77,239, $96,099 and $99,046, respectively, were waived. The investment adviser, in addition to waiving its entire advisory fee for the Large Cap Fund for the fiscal year ended October 31, 2000, also reimbursed the Large Cap Equity Fund $37,810 for expenses incurred in excess of the Large Cap Fund's expense cap. The investment adviser did not reimburse the Large Cap Fund for any expenses for the fiscal years ended October 31, 2001 and 2002.

            Each Fund's Investment Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the independent Trustees of the Board with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of each Fund's Investment Advisory Agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the advisor or its affiliates in connection with providing services to each Fund, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by the adviser with respect to the Fund. The Board also considered each Fund's performance relative to a selected peer group, the total expenses of each Fund in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and adviser services, and benefits potentially accruing to the adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the adviser, as well as the adviser's research arrangements with brokers who execute transactions on behalf of a Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of each Investment Advisory Agreement was in the best interests of each respective Fund and its shareholders. Each Fund, or the adviser, may terminate its Investment Advisory Agreement on sixty days' written notice without penalty. Each Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

DISTRIBUTOR


            MBIA Capital Management Corporation, Dept. TA, 113 King Street, Armonk, NY 10504 has entered into a distribution agreement with the Trust on behalf of each Fund to assist in securing purchasers for shares of each Fund. The distributor also directly, or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

            MBIA Capital Management Corp., is a wholly-owned subsidiary of MBIA, Inc., the parent company of the Funds' investment advisor.


ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT, ACCOUNTING AGENT AND CUSTODIAN


            The Funds' investment adviser, 1838 Investment Advisors, LLC ("1838") provides administrative services for the Funds. As administrator, 1838 supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. 1838 also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the SEC. 1838 performs certain budgeting and financial reporting and compliance monitoring activities.

            For its services as administrator for the Funds, 1838 receives annual compensation from each Fund, payable monthly, of 0.06% of each Fund's average daily net assets with a minimum annual fee of $15,000 per Fund. For the fiscal years ended October 31, 2000, 2001 and 2002, the International Equity Fund paid 1838 $62,867, $53,172 and $41,397, respectively,for administrative services. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fixed Income Fund paid 1838 $76,828, $86,669 and $68,158, respectively, for administrative services. For the fiscal years ended October 31, 2000, 2001 and 2002, the Large Cap Equity Fund paid 1838 $15,000, $15,020 and 15,133, respectively, for administrative services.

            MBIA Municipal Investors Service Corporation ("MISC"), Dept. TA, 113 King Street, Armonk, NY 10504 serves as transfer agent, fund accountant, and dividend disbursing agent for each of the Funds. MISC is a wholly-owned subsidiary of MBIA, Inc., the parent company of the Funds' investment adviser.

            As transfer agent, MISC is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend distribution functions and for performing shareholder account functions in connection with the issuance, transfer and redemption or repurchase of each Fund's shares.

            Each Fund pays MISC annual fees ranging from $10 to $18 per account, with a minimum fee of $20,000 per year, for MISC's services as transfer agent, plus out-of-pocket expenses. For the fiscal years ended October 31, 2000, 2001 and 2002, the International Equity Fund, Fixed Income Fund and Large Cap Equity Fund each paid MISC $20,000 annually for transfer agent services.

            As fund accountant, MISC determines each Fund's net asset value per share and provides other accounting and record keeping functions as are required by federal securities laws.


            The fees MISC receives as fund accountant for each Fund are as follows:

                                                           FEES
                                                           ----

                  Fixed Income Fund            $40,000, plus 0.03% of each
                  Large Cap Equity Fund        Fund's average daily net assets
                                               in excess of $50 million, plus
                                               out-of-pocket expenses.

                                                           FEES
                                                           ----

                  International Equity Fund    $60,000, plus 0.03% of each
                                               Fund's average daily net assets
                                               in excess of $50 million, plus
                                               out-of-pocket expenses.


            For the fiscal years ended October 31, 2000, 2001 and 2002, the International Equity Fund paid MISC $76,461, $71,571 and $65,697, respectively, for accounting services. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fixed Income Fund paid MISC $63,433, $68,323 and $59,076, respectively, for accounting services. For the fiscal years ended October 31, 2000, 2001 and 2002, the Large Cap Equity Fund paid MISC $40,000 annually for accounting services.

            The custodian for each of the Funds is Wachovia/First Union National Bank, located at 123 S. Broad Street, Philadelphia, PA 19101. Wachovia/First Union has sub-contracted with Chase Manhattan Bank, New York, NY for the custody of the International Equity Fund's Foreign assets. Chase Manhattan Bank employs foreign sub-custodians to maintain the Fund's foreign assets outside the United States subject to the Board of Trustees' annual review of those foreign custody arrangements.


INDEPENDENT ACCOUNTANTS


            The Funds of the Trust have been audited each year by PricewaterhouseCoopers LLP. Beginning with fiscal year 2003, the Funds of the Trust will be audited by Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103. Shareholders receive unaudited semi-annual and audited annual reports of their Fund, including the annual audited financial statements and a list of securities owned.


LEGAL COUNSEL


            Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth & Arch Streets, Philadelphia, PA 19103 serves as legal counsel to the Trust and its Funds.


                        ALLOCATION OF PORTFOLIO BROKERAGE


            The investment adviser, when effecting the purchases and sales of portfolio securities for the account of a Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund, the investment adviser, by such member, broker, or dealer when viewed in terms of either a particular transaction or the investment adviser's overall responsibilities to the Fund. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The investment adviser may use research and services provided to it by brokers and dealers in servicing all its clients; however, not all such services will be used by the investment adviser in connection with the Funds. Brokerage may also be allocated to dealers in consideration of a Fund's share distribution, but only when execution and price are comparable to that offered by other brokers.

            The investment adviser is responsible for making the Fund's portfolio decisions subject to instructions described in the Prospectus. The Board of Trustees, however, imposes limitations on the allocation of portfolio brokerage. For the fiscal years ended October 31, 2000, 2001 and 2002, the International Equity Fund paid $310,544, $217,040 and $144,688, respectively, in brokerage commissions. During the fiscal years ended October 31, 2000, 2001 and 2002 the Fixed Income Fund paid $0 in brokerage commissions. During the fiscal years ended October 31, 2000, 2001 and 2002 the Large Cap Equity Fund paid $27,073, $41,836 and $48,720, respectively, in brokerage commissions.

            The investment adviser, on behalf of the International Fund, has entered into an agreement with Merrill Lynch, whereby, Merrill Lynch paid for research and quantitative tools for stock selection and market analysis in exchange for directed brokerage. During the fiscal years ended October 31, 2001 and 2002, the International Fund directed $49,876,428 and $27,559,155, respectively, in transactions to Merrill Lynch that resulted in $152,000 and $91,923, respectively, in commissions. The investment adviser has also entered into agreements with Autranet, Bear Stearns & Co. and Standard & Poor's, whereby, they provide research and quantitative tools for stock selection and market analysis for the Large Cap Fund in exchange for directed brokerage. During the fiscal year ended October 31, 2002, the Large Cap Equity Fund directed $8,339,040 in transactions resulting in $16,025 in commissions to those brokers providing services to the investment advisor.

            As of October 31, 2002 , the Large Cap Fund held an equity position of $849,185 and $420 ,336 in Citigroup, Inc. and Morgan Stanley Dean Witter, Co., respectively both regular brokers used by the Funds for securities transactions.

            It is anticipated that brokerage transactions involving securities of companies domiciled in countries other than the U.S. will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Funds will endeavor to achieve the best net results in effecting their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

            Foreign equity securities may be held by a Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., as well as GDRs traded in the U.S., will be subject to negotiated commission rates.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE

            Shares of each Fund are available to all types of tax-deferred retirement plans such as IRAs, employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in
Section 403(b)(7) of the Internal Revenue Code of 1986, as amended. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions.

            Individuals who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax-qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of many of the recordkeeping requirements of establishing and maintaining a tax-qualified retirement plan trust.

            If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into a Fund's IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.

            With respect to purchase orders accepted by brokers or other intermediaries, a Fund is deemed to have received a purchase order when an authorized broker or other intermediary accepts the order. Shares of the Fund may be purchased on any Business Day at the net asset value next determined after the receipt of the order, in good order, by the authorized broker or other intermediary. A "Business Day" means any day on which the New York Stock Exchange ("NYSE") is open. For an investor who invests through a broker or other intermediary, the broker or other intermediary must receive the investor's purchase order before the close of regular trading on the NYSE and promptly forward such order to the transfer agent for the Fund in order for the investor to receive that day's net asset value. Brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase orders to the transfer agent.

REDEMPTION

            Under normal circumstances, you may redeem your shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described in the Prospectus of each Fund. See "How to Redeem Shares" in the Prospectus. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.

            With respect to redemption requests accepted by brokers or other intermediaries, a Fund is deemed to have received a redemption order when an authorized broker or other intermediary accepts the order. Shares of the Fund may be redeemed on any Business Day at the net asset value next determined after the receipt of the order, in good order, by the authorized broker or other intermediary. A redemption request "in good order" is a request made in accordance with the redemption instructions set forth in the Fund's Prospectus. "Business Day" means any day on which the NYSE is open. For an investor who invests through a broker or other intermediary, the broker or other intermediary must receive the investor's redemption order before the close of regular trading on the NYSE and promptly forward such order to the transfer agent for the Fund in order for the investor to receive that day's net asset value. Brokers and other intermediaries are responsible for promptly forwarding such investors' redemption orders to the Fund's transfer agent.

            Payment for shares tendered for redemption is made by check within seven days after receipt and acceptance of your redemption request by MISC, except that each Fund reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a given Fund is not reasonably predictable or it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of Fund shareholders.

                                    TAXATION

            Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

            In order to so qualify, a Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

            To the extent a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

            An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

            Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisors concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

            The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

            Dividends and distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisors.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

            Except for transactions the Funds have identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

            In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of each Fund's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

            Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Fund's other investments, and shareholders will be advised on the nature of the payment.

            Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

                                   PERFORMANCE

                  Current yield and total return data for the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

                  The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

YIELD

            As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                           Yield = 2 [(a-b/cd +1)(6) - 1]

where

         a =      dividends and interest earned during the period.

         b =      expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.


            The Fixed Income Fund's current yield for the 30-day period ended October 31, 2001 was 5.08%.


AVERAGE ANNUAL TOTAL RETURN


            The following formula indicates the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:


                                    P(1+T)(n) = ATV

Where:

                           P = a hypothetical initial payment of $1,000

                           T = average annual total return

                           n = number of years

         ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion).

         Each Fund's average annual total return is set forth below for the periods presented:


-------------------------------------------------------------------------------------------------
                                                               As of October 31, 2002
-------------------------------------------------------------------------------------------------
                                     1 Year                  5 Year           Since Inception*
-------------------------------------------------------------------------------------------------
International Equity Fund            (14.05)%                (1.06)%                 1.89%
-------------------------------------------------------------------------------------------------
Fixed Income Fund                       3.86%                 6.23%                  6.57%
-------------------------------------------------------------------------------------------------
Large Cap Equity Fund                (21.96)%                   NA                 (15.18)%
-------------------------------------------------------------------------------------------------

* The International Equity Fund commenced operations on August 3, 1995, the Fixed Income Fund commenced operations on September 2, 1997 and the Large Cap Equity Fund commenced operations on September 29, 1999.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

            The following formula indicates the impact of the highest individual marginal federal income tax rates in effect on the reinvestment date upon the average annual total return on the hypothetical investment described under the Average Annual Total Return above. The formula assumes that distributions are invested minus taxes due on such distributions, and that redemption has no tax consequence:

                                    P(1+T)(n) = ATV(D)
Where:

                           P = a hypothetical initial payment of $1,000

                           T = average annual total return (after taxes on
                               distributions)

                           n = number of years

                      ATV(D) = ending value of a hypothetical $1,000 payment
                               made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

      Each Fund's average annual total return (after taxes on distributions) is set forth below for the periods presented:


-----------------------------------------------------------------------------------------------
                                                     As of October 31, 2002
-----------------------------------------------------------------------------------------------
                                     1 Year                   5 Year          Since Inception*
-----------------------------------------------------------------------------------------------
International Equity Fund            (14.05)%                (2.47)%                 0.06%
-----------------------------------------------------------------------------------------------
Fixed Income Fund                       0.90%                 3.64%                  4.06%
-----------------------------------------------------------------------------------------------
Large Cap Equity Fund                (22.09)%                   NA                 (15.27)%
-----------------------------------------------------------------------------------------------


* The International Equity Fund commenced operations on August 3, 1995, the Fixed Income Fund commenced operations on September 2, 1997 and the Large Cap Equity Fund commenced operations on September 29, 1999.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

            The following formula indicates the impact of the highest individual marginal federal income tax rates in effect on the reinvestment date upon the average annual total return on the hypothetical investment described under the Average Annual Total Return. The formula assumes that distributions are invested minus taxes due on such distributions and the ending value, subtracts capital gains taxes resulting from the redemption and adds the tax benefit from capital losses resulting from the redemption:

                                    P(1+T)(n) = ATV(DR)
Where:

                           P = a hypothetical initial payment of $1,000

                           T = average annual total return (after taxes on
                               distributions and redemptions)

                           n = number of years

                     ATV(DR) = ending value of a hypothetical $1,000 payment
                               made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion), after taxes on fund distributions and taxes on redemption.


         Each Fund's average annual total return (after taxes on distributions and redemptions) is set forth below for the periods presented:


-------------------------------------------------------------------------------------------------------
                                                    As of October 31, 2002
-------------------------------------------------------------------------------------------------------
                                        1 Year              5 Year                  Since Inception*
-------------------------------------------------------------------------------------------------------
International Equity Fund               (8.49)%            (0.86)%**                     0.10%
-------------------------------------------------------------------------------------------------------
Fixed Income Fund                        2.31%              3.68%                        4.01%
-------------------------------------------------------------------------------------------------------
Large Cap Equity Fund                   (9.36)%**             NA                       (11.71)%**
-------------------------------------------------------------------------------------------------------



* The International Equity Fund commenced operations on August 3, 1995, the Fixed Income Fund commenced operations on September 2, 1997 and the Large Cap Equity Fund commenced operations on September 29, 1999.

** The 5 year return for the International Equity Fund and the 1 year and since inception returns for the Large Cap Fund after taxes on distributions and sale of Fund shares are higher than the return before taxes due to the tax benefit of net short-term and long-term capital losses incurred on the sale of Fund shares.


Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

COMPARISONS AND ADVERTISEMENTS

            To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss yield or total return for such Fund as reported by various financial publications. Advertisements may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

            Financial Times Goldman Sachs Europe-Asia Index

            Lehman Aggregate Index

            Lehman Government Corporate Index

            Lipper Mutual Fund Indices

            Lipper Mutual Fund Performance Analysis

            Morgan Stanley Capital International EAFE Index

            Morningstar, Inc.

            NASDAQ Industrial Index

            Standard & Poor's 500 Composite Stock Price Index

            A Fund may also from time to time along with performance advertisements, present its investments, as of a current date, in the form of the "Schedule of Investments" included in the Semi-Annual and Annual Reports to the shareholders of the Trust.

                              FINANCIAL STATEMENTS


            The audited financial statements and the financial highlights for the International Equity Fund, Fixed Income Fund and Large Cap Equity Fund for the fiscal year ended October 31, 2002, as set forth in the Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Funds' independent accountants, also appearing in the Annual Report, are incorporated herein by reference.

                                                                       Form N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

      (a)   AGREEMENT AND DECLARATION OF TRUST:

                  Incorporated by reference to Exhibit 1 to Registrant's
            Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

      (b)   BY-LAWS:

                  Incorporated by reference to Exhibit 2 to Registrant's
            Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

      (c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS:

                  See Articles III and V of Registrant's Agreement and
            Declaration of Trust and Articles II and VII of Registrant's By-Laws, located as noted in (a) and (b) above.

      (d)   INVESTMENT ADVISORY AGREEMENTS:

            (i) Investment Advisory Agreement with 1838 Investment Advisors, LLC re: 1838 International Equity Fund series.

            (ii) Investment Advisory Agreement with 1838 Investment Advisors, LLC re: 1838 Fixed Income Fund series.

            (iii) Investment Advisory Agreement with 1838 Investment Advisors,
                  LLC re: 1838 Large Cap Equity Fund series.

                  Each Agreement is incorporated by reference to Exhibit 23(d) to Post-Effective Amendment No. 9 to Registrant's Registration Statement filed with the SEC on February 27, 2001.

      (e)   DISTRIBUTION AGREEMENTS:

                  Distribution Agreement between the Registrant and MBIA Capital Management Corp. Incorporated by reference to Exhibit 23(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement filed with the SEC on August 27, 1999.

      (f)   BONUS, PROFIT SHARING AND PENSION CONTRACTS:

            Not Applicable.

      (g)   CUSTODIAN AGREEMENT:

                  Custodian Agreement between the Registrant and First Union National Bank. Incorporated by reference to Exhibit 23(g) to Registrant's Post-Effective Amendment No. 9 to Registrant's Registration Statement filed with the SEC on February 27, 2001.

      (h)   OTHER MATERIAL CONTRACTS:

            (i) Transfer Agency Agreement between the Registrant and MBIA Municipal Investors Service Corporation. Incorporated by reference to Exhibit 23(h) to Post-Effective Amendment No. 7 to Registrant's Registration Statement filed with the SEC on August 27, 1999.

            (ii) Accounting Services Agreement between the Registrant and MBIA Municipal Investors Service Corporation. Incorporated by reference to Exhibit 23(h) to Post-Effective Amendment No. 7 to Registrant's Registration Statement filed with the SEC on August 27, 1999.

            (iii) Administration Agreement between the Registrant and 1838
                  Investment Advisors, Inc. Incorporated by reference to Exhibit 23(h) to Post-Effective Amendment No. 7 to Registrant's Registration Statement filed with the SEC on August 27, 1999.

      (i)   LEGAL OPINION:

            Opinion of Pepper Hamilton LLP incorporated by reference to Exhibit 23(i) to Registrant's Post-Effective Amendment No. 8 filed with the SEC on February 28, 2000.

      (j)   OTHER OPINIONS:

            Consent of Independent Accountants, filed herewith.

      (k)   Financial Statements:

            Included in the Prospectus (Part A):


            Financial Highlights for the 1838 International Equity Fund for the fiscal years ended October 31, 1998, 1999, 2000, 2001 and 2002;
            Financial Highlights for the 1838 Fixed Income Fund for the fiscal years ended October 31, 1998, 1999, 2000, 2001 and 2002; and
            Financial Highlights for the 1838 Large Cap Equity Fund for the period September 29, 1999 through October 31, 1999, and the fiscal years ended October 31, 2000, 2001 and 2002.

            (i) Report of Independent Public Accountants dated December 12, 2002. Incorporated by reference to the Registrant's Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission in January 2003.

            (ii) Audited Financial Statements of the 1838 International Equity Fund for the year ended October 31, 2002. Incorporated by reference to the Registrant's Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission in January 2003.

            (iii) Audited Financial Statements of the 1838 Fixed Income Fund for
                  the period ended October 31, 2002. Incorporated by reference to the Registrant's Annual

                  Report to Shareholders filed with the U.S. Securities and Exchange Commission in January 2003.


            (iv) Audited Financial Statements of the 1838 Large Cap Equity Fund for the year ended October 31, 2002. Incorporated by reference to the Registrant's Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission in January 2003.


      (l)   INITIAL CAPITAL AGREEMENTS:

                  Incorporated by reference to Exhibit 13 to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on March 8, 1995.

      (m)   PLANS UNDER RULE 12b-1:

            Not Applicable.

      (n)   RULE 18f-3 PLAN:

            Not Applicable.

      (o)   CODE OF ETHICS:

            Filed herewith.

ITEM 24. PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH THE REGISTRANT:

            None.

ITEM 25. INDEMNIFICATION

            Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or trustee of the Fund shall have any liability to the Trust or its shareholders, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

            Subject to the standards and restrictions set forth in the Trust's Agreement and Declaration of Trust, the Delaware Business Trust Act, section 3817, permits a business trust to indemnify and hold harmless any trustee, beneficial owner, or other person from and against any and all claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from personal liability to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

            The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of the By-Laws, the Trust, out of its assets, may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustees' performance of his or her duties as a Trustee or officer of the Trust; provided that nothing in the Declaration of Trust shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            The By-Laws provide indemnification for each Trustee and officer who was or is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Fund, that his conduct was in the Trust's best interests; (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of willful duties involved in the conduct of the Trustee's or officer's office with the Trust. Further, no indemnification shall be made:

            (a) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

            (b) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

            (c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

            In any event, the Fund shall indemnify each officer and Trustee against expenses actually and reasonably incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties of office. The Trust shall advance to each officer and Trustee who is made a party to a proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

            The Trustees and officers of the Fund are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Fund, whether or not the Fund would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

            1838 Investment Advisors, LLC:


            1838 Investment Advisors, LLC ("Adviser") serves as investment adviser of each Series of the Registrant. The Adviser is an indirect, wholly owned subsidiary of MBIA, Inc. Information as to the partners and officers of the Adviser is included in its Form ADV, File No. 801-33025, filed on August 19, 1988 and most recently supplemented on November 8, 2002 with the Securities and Exchange Commission. Such Form ADV is incorporated by reference herein.


ITEM 27. PRINCIPAL UNDERWRITER:

            (a) MBIA Capital Management Corp., the distributor for the Registrant's securities, does not act as distributor, depositor or investment adviser to any investment companies other than Registrant.

            (b) The distributor's directors and officers are listed below. The principal business address of each individual is 113 King Street, Armonk, NY 10504.

NAME AND PRINCIPAL BUSINESS              POSITIONS AND OFFICES WITH
ADDRESS                                  DISTRIBUTOR                           POSITIONS AND OFFICES WITH FUND
-------                                  -----------                           -------------------------------
Gary C. Dunton                           Director                              None

W. Thacher Brown                         Director                              President, Chairman and Trustee of
                                                                               each Fund of theTrust

Neil G. Budnick                          Director and Treasurer                None

Clifford D. Corso                        Director, President and Chief         Vice President, Fixed Income Fund
                                         Investment Officer

Leonard I. Chubinsky                     General Counsel and Secretary         None

E. Gerard Berrigan                       Director                              None

Sharon Fera                              Vice President                        None

Susan Voltz                              Director                              None


NAME AND PRINCIPAL BUSINESS              POSITIONS AND OFFICES WITH
ADDRESS                                  DISTRIBUTOR                           POSITIONS AND OFFICES WITH FUND
-------                                  -----------                           -------------------------------
Eric D. Storch                           Director                              None

Robert T. Claiborne                      Director                              None

Laura Thorne-Trawinski                   Vice President                        None

William J. Carta                         Vice President                        None

Carol Blair                              Managing Director                     None

Jason Cameron                            Vice President                        None

Jesse Fogarty                            Vice President                        None



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:


            Each account, book or other document required to be maintained by
Section 31(a) of the 1940 Act and the Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant, except for those maintained by the Fund's investment adviser and administrator, 1838 Investment Advisors, LLC, 2701 Renaissance Boulevard, 4th Floor, King of Prussia, PA 19406, and its transfer agent, dividend paying agent and accounting services agent, MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504.


ITEM 29. MANAGEMENT SERVICES:

            There are no management related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS


            The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report for the fiscal year ended October 31, 2002 upon request and without charge.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, 1838 Investment Advisors Funds, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, and the State of Pennsylvania, on the 28th day of February, 2003.


                                         1838 INVESTMENT ADVISORS FUNDS


                                         By: /s/ W. Thacher Brown
                                            -----------------------------------
                                             W. Thacher Brown, President

            Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                            Title                                    Date
-------------                                        -------                                 -------
/s/  W. Thacher Brown                       President and Trustee                       February 28, 2003
---------------------------
     W. Thacher Brown

/s/  Charles B. Dickey, Jr.
---------------------------------           Trustee                                     February 28, 2003
     Charles D. Dickey, Jr. *

/s/  Frank B. Foster, III
---------------------------------           Trustee                                     February 28, 2003
     Frank B. Foster, III*

/s/  Robert P. Hauptfurher
---------------------------------           Trustee                                     February 28, 2003
     Robert P. Hauptfurher*

/s/  Anna M. Bencrowsky                     Vice President                              February 28, 2003
---------------------------------           Secretary, Treasurer
     Anna M. Bencrowsky                     (Principal Financial Officer)


* By: /s/ W. Thacher Brown
     --------------------------
     W. Thacher Brown, Attorney-in-Fact
     (Pursuant to Power of Attorney previously filed)

              EXHIBITS TO FORM N-1A POST-EFFECTIVE AMENDMENT NO. 11


EXHIBIT NO.                DESCRIPTION
-----------                -----------

23(j)                      Consent of Independent Accountants

23(o)                      Code of Ethics